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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report: May 15, 2007


                             VISUALANT, INCORPORATED

             (Exact name of Registrant as specified in its charter)

         Nevada                     0-25541                   91-1948357
(State or jurisdiction of     (Commission File No.)         (IRS Employer
     incorporation) No.)                                    Identification)

                           500 Union Street, Suite 406
                            Seattle, Washington 98101


                                 (206) 903-1351
               (Address of Registrant's principal executive office
                              and telephone number)


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Section 8 - Other Events
Item 8.01  Other Events.

The Company's product team has completed the development of an enhanced prototype utilizing the core Visualant patent-pending technology. The enhanced prototype, named Cyclops(TM), applies the Company's spectral data-based security and quality control solution. A number of potential marketplace applications are now being tested in the Company's laboratory.


Section 9 - Financial Statements and Exhibits
Item 9.01  Exhibits.

The following exhibit is filed as part of this report:

Exhibit 99.1      Press Release of Visualant, Inc. dated May 15, 2007.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Registrant: VISUALANT, INCORPORATED


                                   By: /s/ Bradley E. Sparks, CEO
                                       --------------------------
                                       Bradley E. Sparks, CEO
Dated: May 23, 2007